EXHIBIT 10.29

NETWORK SERVICES AGREEMENT

THIS NETWORK SERVICES AGREEMENT (this “Agreement”) is entered into effective as of the date provided in Section 1.19 below, by and between U.S. BANK N.A., with its principal place of business at 601 Second Avenue South, Minneapolis, Minnesota 55402 (“Bank”), and PLACER SIERRA BANK, with its principal place of business at 649 Lincoln Way, Auburn, California 95603 (“Company”).

Recitals

A.	Bank maintains, operates, administers and participates in computerized communication and data processing networks (collectively, the “Bank Network”), which permit and facilitate the transaction of computerized banking and other similar computerized services on a national and international basis. Bank has the capability to offer such computerized network services to third parties.

B.	Company offers certain computerized network services to its customers (“Customers”), and/or requires certain computerized network services in connection with Company’s business.

C.	Company desires to obtain from Bank and Bank desires to provide to Company the computerized network services and other ancillary services described herein.

Agreement

NOW THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions. In addition to other terms specifically defined in this Agreement, the following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein):

1.01	“AAA” means the American Arbitration Association.

1.02	“AAA Rules” shall have the meaning given such term in Section 15.09 below.

1.03	“ACH” means the Automated Clearing House.

1.04	“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person. A Person shall be presumed to have control when it possesses the power, directly or indirectly, to direct, or cause the direction of, the management or policies of another Person, whether through ownership of voting securities, by contract, or otherwise.

1.05	“Average Monthly Processing Fee” means an amount equal to the standard processing fees as detailed in exhibits “A” & “B” and shall exclude conversion and one-time fees, telecommunication services, license fees, and any other one-time charges payable by Company to Bank pursuant to this Agreement for the three highest volume months during the term of this Agreement preceding Company’s breach of this Agreement, which three months need not be consecutive, divided by three.

1.06	“Agreement” means this Agreement, as amended, modified and supplemented from time to time.

1.07	“ATM” means automated teller machine.

1.08	“Bank” means U.S. Bank N.A.

1.09	“Bank Amendment” shall have the meaning given such term in Section 13 below.

1.10	“Bank Indemnified Party” or “Bank Indemnified Parties” means individually or collectively, as applicable, Bank, its Affiliates, and/or their respective directors, officers, shareholders, members, managers, partners, joint-venturers, agents, employees, spouses, and legal, personal and/or other representatives.

1.11	“Bank Network” shall have the meaning given such term in Recital A above.

1.12	“Base Agreement” means the body of this Agreement, excluding the Exhibits.

1.13	“Company” means Placer Sierra Bank.

1.14	“Company Indemnified Party” or “Company Indemnified Parties” means, individually or collectively, as applicable, Company, its Affiliates, and/or their respective directors, officers, shareholders, members, managers, partners, joint venturers, agents, employees, spouses, and legal, personal and/or other representatives. Company Indemnified Parties do not include Customers.

1.15	“Confidential Information” shall have the meaning given such term in Section 8.01 herein.

1.16	“Customers” shall have the meaning given such term in Recital B above.

1.17	“Debit Card” shall mean a plastic card issued by a financial institution for use at ATMs and/or POS locations, authorizing the processing of debits and credits to the cardholder’s account at the issuing institution.

1.18	“Dispute” means any action, dispute, claim or controversy between the Parties pertaining to or in connection with this Agreement.

1.19	“Effective Date” shall mean the ***

1.20	“Exhibits” means, collectively, the Exhibits attached to this Agreement.

1.21	“Federal Arbitration Act” means Title 9 of the United States Code, as amended, or any successor provisions thereto.

1.22	“Gateway Services” means debit POS authorization, settlement and Reg E adjustment processing with selected EFT Networks.

1.23	“Insolvency” means a Party becoming insolvent or unable to pay its debts as they mature, filing a voluntary petition in bankruptcy, filing an answer admitting to the jurisdiction of the court and the material allegations of an involuntary petition, making an assignment for the benefit of creditors, or applying for or consenting to the appointment of any receiver or trustee for all or substantially all of its property.

1.24	“Laws” means, collectively, all foreign, federal, state and local laws, rules, ordinances and regulations.

1.25	“Losses” means any and all claims, judgments, damages, penalties, fines, costs, liabilities or expenses (including, without limitation, reasonable attorneys’ fees and expenses).

1.26	“Material Bank Amendment” shall have the meaning given such term in Section 13 below.

1.27	“Network Operating Regulations” means the bylaws, rules and regulations of the Network Organizations, as amended from time to time, and as such exist from time to time.

1.28	“Network Organization” or “Network Organizations” means individually or collectively, as applicable, PLUS System, Inc., CIRRUS System, Incorporated, VISA USA, Inc., MasterCard International, Inc., Greenwood Trust Company and/or American Express Travel Related Services Company, Inc.

1.29	“Nonperformance” the failure of a Party to pay any monetary obligation hereunder or to substantially perform any non-monetary material condition, obligation, requirement or service hereunder.

1.30	“Orders” means, collectively, all directives or decrees of any governmental agencies, courts or authorities.

1.31	“Party” or “Parties” means individually or collectively, as applicable, the Bank and/or Company.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.32	“Person” means an individual, partnership, limited liability company, association, corporation or other entity.

1.33	“Renewal Term” shall have the meaning given such term in Section 4.01 below.

1.34	“Services” shall have the meaning given such term in Section 2.01 below.

1.35	“Settlement Account” shall have the meaning given such term in Section 3.02(a) below.

1.36	“Sponsor” shall mean any member of Visa and/or MasterCard which assumes responsibility for another member’s performance or non-performance of its obligations, in accordance with Visa and/or MasterCard by-laws and operating regulations.

1.37	“Sponsored Member” means any Visa and/or MasterCard member whose right to participate is dependent upon its sponsorship from another member.

1.38	“Transaction” shall have the meaning given such term in the Exhibits.

2.	Services; Exclusivity.

2.01	Services. Subject to the terms and conditions of this Agreement, Bank shall provide to Company the computerized network services and other ancillary services set forth in Exhibits A and B attached hereto (collectively, the “Services”).

2.02	Company Assistance. At the request of Company and in accordance herewith, Bank shall assist Company as is reasonably necessary to resolve Bank-based operational or systemic problems.

2.03	Exclusivity. During the term of this Agreement, Bank shall be the sole and exclusive provider of the Services to Company.

3.	Fees and Payment.

3.01	Fees. In consideration of the Services provided to the Company hereunder, Company shall pay to Bank the fees, charges and expenses as set forth in Exhibits A and B attached hereto. In addition to such fees, charges and expenses, Company shall pay all fees, charges, expenses, penalties, fines, assessments and additional or increased costs of any nature as may be charged to Bank by a Network Organization or any other third party unless Bank is responsible for such third party costs under the terms of this Agreement.

3.02	Payment of Fees.

(a)	Settlement Account. Company shall at all times maintain a depository account at a financial institution acceptable to Bank for the purposes of settling daily and monthly activity pursuant to this Agreement, for billing and payment of fees, charges and expenses due hereunder, and for all other purposes described hereunder or determined to be appropriate by Bank (the “Settlement Account”).

(b)	Payment. Within twenty-five (25) days after the end of each calendar month during the term hereof, Bank shall calculate the fees, charges and expenses payable to Bank by Company hereunder with respect to such concluded calendar month, and shall be entitled to debit the Settlement Account by ACH for all such amounts on the last business day of the month for the preceding calendar month. In the event funds in the Settlement Account at the time of such debit are insufficient to pay Bank the full amounts due Bank, Company shall, upon demand by Bank, immediately pay Bank such remaining amounts by ACH or other method specified by Bank. Company will pay Bank interest of 1.5% per month on outstanding balances

(c)	Billing Statements; Disputed Charges. Within twenty-five (25) days after the end of each calendar month during the term hereof, Bank shall deliver to Company a statement of the fees, charges and expenses payable to Bank by Company hereunder with respect to such concluded calendar month. All fees, interchange rates, surcharge rates and other amounts reflected on such statement shall be deemed accurate and final unless Company delivers a written notice to Bank disputing any such amounts within ninety (90) days after Company’s receipt of such statement.

4.	Term and Termination.

4.01	Term. Unless terminated earlier in accordance with Section 4.02 below, the initial term of this Agreement shall commence as of the Effective Date and terminate *** after the date of the first successful Transaction, and shall be automatically renewed on the same terms and conditions for successive *** renewal terms (each, a “Renewal Term”) thereafter, unless one Party provides written notice to the other Party of its intent not to renew at least six (6) months prior to the expiration of the term then in effect.

4.02	Early Termination.

(a)	Termination By Bank. Subject to Company’s right to cure under Section 4.02(c), Bank may terminate this Agreement by written notice to Company upon or at any time after the occurrence of any of the following events:

(i)	The taking of control or possession of the assets of Company by any governmental authority.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii)	The dissolution, liquidation (partially or wholly), consolidation or merger of the Company, or its participation in any other business combination.

(iii)	The sale, lease, assignment, transfer or other disposition of any substantial part of the Company’s assets in a single transaction or series of transactions, which Bank reasonably deems to be material and adverse to Bank and/or Company.

(iv)	Any change in the ownership of the voting stock or equity of the Company in a single transaction or series of transactions, which Bank reasonably deems to be material and adverse to Bank and/or Company.

(v)	The occurrence of any adverse change in the financial condition of the Company, which Bank reasonably deems to be material and adverse to Bank and/or Company.

(vi)	If any statement, representation or warranty made by Company to Bank, or materials provided by Company to Bank, is or are deemed by Bank to be untrue in any material respect, either when made or provided, or during the term of this Agreement.

(vii)	This Agreement is prohibited by a Network Organization, or the performance of this Agreement is substantially impaired by any Network Operating Regulations, as determined by Bank.

(viii)	The conviction by a court of competent jurisdiction of a Company principal or manager for fraud, dishonesty or theft.

(ix)	Based upon the financial information provided by Company pursuant to this Agreement and such other information obtained by Bank from any source, which Bank deems to be relevant, the failure of Company to satisfy Bank’s credit standards and criteria in effect from time to time with respect to the Services and/or Company’s relationships with Bank.

(x)	Termination or suspension of Company’s membership rights in any applicable Network Organization.

(b)	Termination By Company. Subject to Bank’s right to cure under Section 4.02(c), Company may terminate this Agreement by written notice to Bank upon or at any time after the occurrence of any of the following events:

(i)	The taking of control or possession of the assets of Bank by any governmental authority.

(ii)	The dissolution, liquidation (partially or wholly), consolidation or merger of the Bank, or its participation in any other business combination.

(iii)	Any change in the ownership of the voting stock or equity of the Bank in a single transaction or series of transactions, which Company reasonably deems to be material and adverse to Bank and/or Company.

(iv)	If any statement, representation or warranty made by Bank to Company, or materials provided by Bank to Company, is or are deemed by Company to be untrue in any material respect, either when made or provided, or during the term of this Agreement.

(v)	This Agreement is prohibited by a Network Organization, or the performance of this Agreement is substantially impaired by any Network Operating Regulations, as determined by Company.

(vi)	The conviction by a court of competent jurisdiction of a Bank principal or manager for fraud, dishonesty or theft.

(vii)	Termination or suspension of Company’s membership rights in any applicable Network Organization, except if the termination arises from the misconduct or negligence of the Company.

(c)	Termination Upon Event of Default.

(i)	Event of Default. In addition to other terms set forth herein, each term outlined in Sections 4.02(a)(i) through 4.02(a)(x) shall constitute an “event of default” hereunder. The occurrence of any of the following events shall also constitute an “event of default” hereunder:

(I)	Nonperformance. A defaulting Party shall have (a) ten (10) days to cure any Nonperformance of a monetary obligation following written notice from the other Party of nonpayment, and (b) sixty (60) days to cure any Nonperformance of a non-monetary condition, obligation, requirement or service following receipt of written notice from the other Party of the Nonperformance, and so long thereafter as may be reasonably necessary, provided the non-performing Party proceeds in good faith and with due diligence to remedy and cure such Nonperformance. Such notice shall specify the Nonperformance in reasonable detail. If Nonperformance is not cured within the applicable cure period, an event of default hereunder shall be deemed to have occurred.

(II)	Insolvency. If Insolvency occurs with respect to either Party, an event of default shall be deemed to have occurred hereunder.

(ii)	Result of Default. Upon an event of default hereunder, the performing Party may immediately terminate this Agreement by delivering a written termination notice to the other Party and/or may pursue any other remedy available to the performing Party at law or in equity. The exercise of any right or remedy shall not preclude the concurrent or subsequent exercise of any other right or remedy, and all rights and remedies shall be cumulative.

(d)	Termination by Company for Material Bank Amendment. In the event of a Material Bank Amendment to which Company objects, Company shall provide a written notice of objection to Bank (an “Objection Notice”) within thirty (30) days after Company’s receipt of written notice of such Material Bank Amendment from Bank. Company and Bank shall then use their reasonable best efforts to resolve such dispute for a thirty (30) day period after Bank’s receipt of an Objection Notice. In the event Bank and Company are unable to resolve such dispute within such thirty (30) day period, Company may terminate this Agreement with no liability for liquidated damages, by delivering a written termination notice to Bank after the expiration of such thirty (30) day resolution period. Pending resolution of such dispute, the Parties shall continue to diligently observe the terms and provisions of this Agreement without an increase in fees or charges payable to Bank by Company, if any, related to such Material Bank Amendment. In the event Company fails to timely deliver an Objection Notice to Bank, Company shall be deemed to have accepted such Material Bank Amendment.

(e)	Penalty for Early Termination. In addition to the Deconversion Fees set forth in Exhibits A and B hereto, in the event of early termination by Company, Company shall pay to Bank *** in an amount equal to the *** the Term of the Agreement, ***. Notwithstanding anything herein to the contrary, Company shall not be liable for *** upon early termination if Bank is in material default.

(f)	No Other Termination. Except for the right of a Party to give notice of non-renewal of this Agreement pursuant to Section 4.01 above, neither Party may terminate this Agreement, except as provided in this Section 4.02.

5.	Exhibits; Network Operating Regulations; Conflict.

5.01	Governing Authority. The Parties’ respective rights and obligations hereunder are governed by this Agreement, and the Network Operating Regulations, as applicable.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.02	Exhibits; Conflict. The Exhibits are incorporated herein by this reference. Notwithstanding anything to the contrary contained herein, the terms and provisions of the Base Agreement shall be modified, supplemented and/or replaced by the terms and provisions of the Exhibits. Without limiting the applicability of the other provisions of the Base Agreement, the provisions of the Exhibits shall be in addition to, and not in lieu of, the other provisions of the Base Agreement; provided, however, where a provision or any portion of an Exhibit conflicts with the other provisions of the Base Agreement, the provision or portion thereof set forth in such Exhibit shall prevail to the extent of such conflict.

5.03	Network Operating Regulations; Conflict. The Network Operating Regulations, if and to the extent applicable, are incorporated herein by this reference. Notwithstanding anything to the contrary contained herein, the terms and provisions of this Agreement shall be modified, supplemented and/or replaced by the terms and provisions of the Network Operating Regulations. Without limiting the applicability of the other provisions of this Agreement, the provisions of the Network Operating Regulations shall be in addition to, and not in lieu of, the other provisions of this Agreement; provided, however, where a provision or any portion of the Network Operating Regulations conflicts with the other provisions of this Agreement, the provision or portion thereof set forth in the Network Operating Regulations shall prevail to the extent of such conflict. Company acknowledges it will abide by applicable Network Operating Regulations.

6.	Company Obligations.

6.01	Customer Service and Communications. Except as otherwise specifically set forth in this Agreement, Company shall be solely responsible for providing all customer service to the Customers with respect to the Services and Company’s provision of services to the Customers, including without limitation all related charges and expenses of Bank, and settlement, reconciliation and other problems, and otherwise communicating with and servicing the Customers. Bank’s obligations under this Agreement are limited to providing the Services to Company to enable Company to provide its goods and/or services to the Customers.

6.02	Hardware, Software, Equipment and Supplies. Company, either directly and/or as arranged by Company with the Customers, is responsible for supplying and maintaining all electricity, communications hardware and software, and all other equipment, materials, supplies and other requirements, necessary for the effective use of the Services.

6.03	Information Delivery Requirements.

(a)	Generally. Company shall provide Bank with true, accurate and complete information regarding Company and the Customers, as and when requested by Bank, in order to permit Bank to perform its obligations hereunder.

(b)	Financial Information. Within thirty (30) days after Company’s receipt of Bank’s written request, Company shall provide to Bank a copy or copies of Company’s audited financial statements as prepared by an independent certified public accountant selected by Company, or Form 10-K as filed by Company with the Securities and Exchange Commission, for Company’s most recent fiscal year. Company shall also provide to Bank from time to time, as and when requested by Bank, such other information regarding the financial condition of Company. In the event that Company has provided the foregoing financial information pursuant to another relationship between Company and Bank, or between Company and any Affiliate of Bank (if such information is available to Bank), Company will be deemed to have complied with the requirements of this Section.

6.04	Compliance With Network Operating Regulations and Network Agreements. Company shall (and shall cause its Affiliates and the Customers to) at all times comply with and conduct their respective activities in accordance with all the terms and provisions of the Network Operating Regulations, copies of which will be provided, and any other agreement to which Company and a Network Organization are parties (including, without limitation, any Network Organization membership agreements), all as applicable to the Services and Company’s provision of goods and/or services to the Customers.

6.05	Compliance with Laws and Orders. Company shall (and shall cause its Affiliates and the Customers to) at all times comply with and conduct their respective activities in accordance with all Laws and Orders applicable to the Services and Company’s provision of goods and/or services to the Customers.

7.	Network Organizations.

7.01	Network Organization Membership and Sponsorship. If it becomes necessary for Company to obtain some form of membership with any Network Organization(s) in connection with the Services, Company shall obtain and maintain such membership(s). Bank may, as part of the Services, use all reasonable efforts to perform such acts and do such things as may be required by a Network Organization to assist Company in obtaining such membership(s), including sponsoring the Company in the Network Organization(s). Company shall pay any and all initial and other ongoing registration and membership fees assessed by any Network Organization(s) with respect to Company’s membership(s) therein, and shall reimburse Bank on demand in the manner specified in Section 3.02 above for any and all costs and expenses incurred by Bank in connection with assisting Company in obtaining such membership(s).

7.02	Network Organization Obligations. Company shall take all actions required from time to time by any Network Organization in connection with the Services, and shall pay all fees, charges, fines, penalties or other costs assessed from time to time by any Network Organization in connection with the Services related to Company’s acts or omissions. In the event a Network Organization bills Bank or requires Bank to pay any such fees, charges, fines, penalties or other costs, Bank shall provide an invoice or written notice to Company of such assessed amounts, and Company shall, at the direction of Bank, pay such amounts directly to the Network Organization or reimburse Bank on demand for such amounts in the manner specified in Section 3.02 above.

7.03

Information Reporting by Bank. Company acknowledges that the Network Operating Regulations may require or encourage Bank to obtain and/or report information regarding Company to one or more Network Organizations. Accordingly, notwithstanding Section 8.02 below, Company hereby authorizes Bank to provide any information obtained by Bank in connection with this Agreement to each Network Organization, and hereby forever releases, discharges and acquits Bank from any Losses incurred by Company arising from or directly or indirectly related to Bank obtaining and/or reporting such information to the Network Organizations, and shall indemnify, defend and hold harmless the Bank Indemnified Parties from and against any Losses incurred by any Bank Indemnified Party arising from or directly or indirectly related to Bank obtaining and/or reporting such information to the Network Organizations.

8.	Confidentiality & Privacy. Confidential Information. Bank and Company acknowledge that each Party may have access to, or each party may provide to the other party, information and/or documentation which the respective party regards as confidential or otherwise of a proprietary nature. The party disclosing the information, and its contractors or agents, are referred to collectively as the “Owner” of the information. The party receiving the information, and its contractors and agents, are referred to collectively as the “Recipient”.

8.01	Definition of Confidential Information. Bank’s “Confidential Information” includes information of a commercial or proprietary nature. The Company’s “Confidential Information,” includes information of a commercial or proprietary nature and information related to the Company’s Customers. Confidential Information includes, but is not limited to, the following, whether now in existence or hereafter created:

8.1.1	All information marked as “confidential” or with similar designation, or information which the Recipient should, in the exercise of reasonable judgment, recognize to be confidential;

8.1.2	All information protected by rights embodied in copyrights, whether registered or unregistered (including all derivative works), patents or pending patent applications, “know how,” trade secrets, and any other intellectual property rights of the Owner;

8.1.3	All business, financial or technical information of the Owner and any of the Owner’s Banks;

8.1.4	The Owner’s marketing philosophy and objectives, promotions, markets, materials, financial results, technological developments and other similar proprietary information and materials; and

8.1.5	Any and all information of or about Customers of the Company, of any nature whatsoever, and specifically including but not limited to customer lists, customer financial information, and the fact of the existence of a relationship, or potential relationship, between the Company and customers.

8.1.6	All notes, memoranda, analyses, compilations, studies and other documents, whether prepared by the Owner, the Recipient or others, which contain or otherwise reflect Confidential Information.

8.02	Recipient agrees now and at all times in the future that all such Confidential Information shall be held in strict confidence and disclosed only to those employees or agents whose duties reasonably require access to such information. Recipient shall protect such Confidential Information using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure or duplication (except as required for backup systems) of such Confidential Information as Recipient uses to protect its own Confidential Information.

8.2.1	If Recipient is required by a court or governmental agency having proper jurisdiction to disclose any Confidential Information, Recipient shall promptly provide to the Owner notice of such request so that the Owner may seek an appropriate protective order.

8.2.2	Bank shall establish data security policies and procedures to ensure compliance with this section and that are designed to:

8.2.3	Ensure the security and confidentiality of Company’s customer Confidential Information;

8.2.4	Protect against any anticipated threats or hazards to the security or integrity of such Confidential Information; and

8.2.5	Protect against the unauthorized access to or uses of such Confidential Information that could result in substantial harm or inconvenience to any customer.

8.2.6	Bank agrees to permit Company to audit Bank’s compliance with this section during regular business hours upon reasonable notice to Bank and to provide to the Company copies of audits and system test results acquired by Bank in relation to the systems used to deliver services to the Company or the Company’s customer’s under this Agreement.

8.03	Limited Use of Confidential Information and Survival of Obligations.

8.3.1	Recipient may use the Confidential Information only as necessary for Recipient’s performance of its obligations to the Owner and for no other use. Each party agrees not to sell, distribute, or transfer any such information of the other party, its employees, subcontractors, or agents including, but not limited to, profiles, preferences, purchasing patterns, travel history, drivers license information, addresses, phone numbers, birth dates, to third parties for solicitation of personal or professional goods or services, or use any such information for any purpose other than the performance of its duties and obligations under this Agreement without the prior written consent of the Owner, which consent may be withheld at that party’s sole and complete discretion. Recipient’s limited right to use the Confidential Information shall expire when Owner no longer requires Recipient’s performance hereunder.

8.3.2	Recipient’s obligations of Confidentiality and non-disclosure shall survive beyond Recipient’s duty to perform and shall survive termination or expiration of any agreement between Owner and Recipient.

8.3.3	Upon expiration of Recipient’s limited right to use the Confidential Information, Recipient shall return all physical embodiments thereof to Owner or, with Owner’s permission, Recipient may destroy the Confidential Information. Recipient shall provide written certification to Owner that Recipient has returned, or destroyed, all such Confidential Information in Recipient’s possession, and thereafter, neither Recipient nor its representatives or agents shall have any further right to use the Confidential Information in any way.

8.04	Disclosure to Third Parties.

If Recipient is allowed or required to disclose any of the Owner’s Confidential Information to any third party in the context of fulfilling Recipient’s obligations to said Owner, then Recipient shall ensure that such third party or parties shall have express obligations of confidentiality and nondisclosure, with regard to the Confidential Information, substantially similar to Recipient’s obligations hereunder, set forth in writing. For purposes of this Agreement, liability for damages because of disclosure of the Owner’s Confidential Information by any such third parties shall be with Recipient.

8.05.	Exceptions.

Notwithstanding the foregoing, the term “Confidential Information” shall not include any portion of such information that Recipient can establish by clear and convincing evidence to have:

8.5.1	been or become publicly known without breach of this Agreement; or

8.5.2	been or become known by Recipient without any obligation of confidentiality, prior to disclosure of such Confidential Information; or

8.5.3	been received in good faith by the receiving party from a third-party source having the right to disclose such information; or

8.5.4	is subsequently and independently developed by employees, consultants or agents of Recipient without reference to the Confidential Information disclosed pursuant to this Agreement.

8.06

Remedies. Recipient acknowledges that the unauthorized use, disclosure or duplication of any such Confidential Information shall constitute a material breach of this Agreement and is likely to cause irreparable injury to Owner and/or to Company’s customers for which the Company and/or the Company’s customers will have no adequate remedy at law. Accordingly, Recipient hereby consents to the entry of injunctive relief against it to prevent or remedy any breach of the confidentiality obligation described herein without Owner being required to post bond, or, if bond is required, only nominal bond. Such injunctive relief shall not be in lieu of any remedies at law which may be available.

9.	Legal Compliance.

9.01	Suspension of Services. Bank may, at its sole option, suspend any or all Services based upon Bank’s reasonable determination of the occurrence or potential for occurrence of illegal or wrongful activity, fraudulent use or attempted fraudulent activity by Company.

9.02	Notification of Noncompliance. Company shall promptly notify Bank of any failure, of which Company obtains knowledge, by any Company, its Affiliates or any Customer to comply with any Laws or Orders applicable to the Services or Company’s provision of goods and/or services to the Customers.

10.	Insurance. Company shall obtain and maintain in full force and effect at all times during the term of this Agreement all insurance that may be required to be obtained from time to time by Bank, any government agencies, any Network Organization or reasonably prudent business practices, and will, upon request, provide Bank with written evidence of such insurance. Without limiting the generality of the foregoing, Company shall obtain and maintain in full force and effect at all times during the term of this Agreement, a policy or policies of comprehensive general liability insurance, including products and contractual liability insurance, in an amount not less than one million dollars ($1,000,000) combined single limit with an insurance company acceptable to Bank. If any such insurance is on a claims made basis, such insurance shall include appropriate “tail” coverage in comparable amounts, which requirement shall survive the expiration or termination of this Agreement as to the Services provided hereunder. If possible, all such insurance shall include an extended discovery period endorsement. Each such insurance policy shall name Bank as an additional insured. Company shall promptly inform Bank of Company’s receipt of notice of cancellation or material change in the terms of such insurance.

11.	Indemnification.

11.01	Indemnification by Company. Company shall indemnify, defend and hold Bank Indemnified Parties harmless from and against any and all Losses paid or incurred by any Bank Indemnified Party arising from or directly or indirectly relating to:

(a)	Company’s breach of any term or provision of this Agreement;

(b)	The violation by Company, its Affiliates, or their respective employees, agents or representatives of any Law or Order with respect to the use of or provision of Services or Company’s provision of goods and/or services to the Customers;

(c)	The breach by Company, its Affiliates, or their employees, agents or representatives of any term or provision of the Network Organization Regulations with respect to the use of or provision of Services or Company’s provision of goods and/or services to the Customers;

(d)	The willful misconduct, fraud, intentional tort or negligence of Company, or its respective employees, agents or representatives with respect to the use of or provision of Services, Company’s provision of goods and/or services to the Customers, or the Customers’ provision of goods and/or services to their respective customers; or

(e)	Any claim made by any third party (including, without limitation, any Customer, or customers of a Customer) against any Bank Indemnified Party, attributable in whole or in part to Company, its Affiliates, the Customers, or their respective employees, agents or representatives with respect to the use of or provision of Services, Company’s provision of goods and/or services to the Customers, or the Customers’ provision of goods and/or services to their respective customers.

11.02	Indemnification by Bank. Bank shall Indemnify, defend and hold Company Indemnified Parties harmless from and against any and all Losses paid or incurred by any Company Indemnified Party arising from or directly or indirectly relating to:

(a)	Bank’s breach of any term or provision of this Agreement;

(b)	The violation by Bank, its Affiliates, or their respective employees, agents or representatives of any Law or Order with respect to the provisions of this Agreement;

(c)	The breach by Bank, its Affiliates, or their employees, agents or representatives of any term or provision of the Network Organization Regulations with respect to the provisions of this Agreement;

(d)	The willful misconduct, fraud, intentional tort or negligence of Bank or their respective employees, agents or representatives with respect to the performance or lack of performance of the Service.

Notwithstanding anything to the contrary contained herein, except as expressly set forth in this Section 11.02, Bank shall have no other duty of indemnity or liability to any Company Indemnified Party for any Losses. In addition, notwithstanding the foregoing the Bank shall have no duty of indemnity or liability to any person claiming through a Company Indemnified Party (including, without limitation, the Customers, or any customers of the Customers) for any Losses.

11.03	Survival. This Section 11 shall survive the termination or expiration of this Agreement.

12.	Representations and Warranties. Each Party represents and warrants to the other Party as follows:

12.01	Organization. Such Party is duly organized, validly existing and in good standing pursuant to applicable state and/or federal laws under which it is organized, and is qualified to do business in all jurisdictions as may be required for the conduct of its business activities hereunder.

12.02	Power and Authority. Such Party has full power and lawful authority to (i) own and operate its assets, properties and business; (ii) carry on its business as presently conducted and (iii) enter into and perform this Agreement. The persons executing this Agreement have full authority to bind such Party to the terms and conditions hereof.

12.03	Authorizations; No Violations. Such Party’s execution and delivery of this Agreement, and performance hereof: (i) are within its organizational powers; (ii) have been duly authorized by all necessary organizational action, if required by its governing organizational documents; (iii) does not and will not conflict with or constitute a breach or violation of its governing organizational documents, (iv) does not and will not conflict with or constitute a breach or violation of any Law or Order by which such Party or any of its properties, assets or business is bound or affected; (v) does not and will not conflict with or constitute a breach or violation of any material agreement, indenture, deed of trust, lease, mortgage, loan agreement or any other material instrument or undertaking to which such Party is a party, or by which such Party or any of its properties, assets or business may be bound or affected; and (vi) does not and will not require the authorization or consent of any third party.

12.04	Binding Obligation. This Agreement constitutes a valid and legally binding obligation of such Party, enforceable in accordance with its terms and conditions.

13.	Bank Amendments. Bank shall have the right from time to time, in its sole discretion, to amend all or any portion of this Agreement and/or to make any and all modifications, updates, improvements, adjustments, changes or other amendments to the Bank Network and/or the Services (collectively, a “Bank Amendment”). Bank shall give Company written notice of a Bank Amendment not less than thirty (30) days before the effective date of such Bank Amendment; provided, however, Bank shall not be required to notify Company of Bank Amendments relating to the Bank Network or the Services which are not material and adverse to Company, as reasonably determined by Bank. If any Bank Amendment results in a material increase in fees or charges payable to Bank by Company, or is otherwise material and adverse to Company as reasonably determined by Bank (collectively, a “Material Bank Amendment”), the notice of Bank Amendment sent by Bank to Company shall so specify.

14.	Use of Service Marks, Trademarks, Names and Logos.

14.01	Bank Service Marks, Trademarks, Names and Logos. Company may not use a service mark, the name or logo of Bank or any Affiliate of Bank for promotion or any other purpose without Bank’s prior written consent, which consent shall not be unreasonably withheld. Any request for such consent shall be in writing and shall include samples of, or designs for, Company’s proposed use, which shall conform with the graphic standards adopted from time-to-time by Bank or its Affiliates. Such use shall be in full compliance with such other terms and conditions specified by Bank.

14.02	Network Organization Service Marks, Trademarks, Names and Logos. Company may not use a trademark, service mark, name or logo of a Network Organization for promotion or any other purpose unless such use is authorized by such Network Organization. Such use shall be in full compliance with the Network Organization’s Operating Regulations, and such other terms and conditions specified by such Network Organization.

15.	Miscellaneous.

15.01	Force Majeure. Notwithstanding anything to the contrary contained herein, no Party shall be liable to the other Party for any failure or delay on its part to perform, and shall be excused from performing, any of its obligations hereunder if such failure, delay or nonperformance results in whole or in part from any cause beyond the reasonable control of such Party, including, without limitation, any act of God; any fire, flood or weather condition; any earthquake; any act of a public enemy, war, riot, explosion, labor or material shortage, blackouts or brownouts; any interruption or shortage of, or failure or delay in, transportation, utilities, material, supplies, equipment, machinery, power or spare parts; and any act of any military or civil authority.

15.02	Survival. All obligations of a Party hereunder and/or under the Network Operating Regulations arising or accruing prior to the termination or expiration of this Agreement shall survive and continue in full force and effect notwithstanding such termination or expiration, including, without limitation, any obligation for the payment of fees, charges, penalties or other amounts.

15.03	Notices. All notices, demands or other communications required or permitted to be given hereunder shall be in writing, and any and all such items shall be deemed to have been duly delivered upon personal delivery; or as of the third business day after mailing by United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows; or as of the immediately following business day after deposit with Federal Express or a similar overnight courier service by which receipt may be confirmed, charges prepaid, addressed as follows; or upon delivery by facsimile (with telephone confirmation of delivery and machine generated proof of transmission) to the facsimile number set forth below:

To Bank:	With a copy to:
U.S. Bank, N.A.	U.S. Bank Legal Department
Commerce Court	MPFP 2801
4 Station Square	601 Second Avenue South
Suite 620	Minneapolis, Minnesota 55402-4302
Pittsburgh, Pennsylvania 15219-0001	Attn: Network Services Counsel
Attention: Network Services	Phone: (612) 973-0069
Phone: (800) 541-4583	Facsimile: (612) 973-3257
Facsimile: (412) 552-2290

To Company:	With a copy to”
Placer Sierra Bank
649 Lincoln Way	Prenovost, Normandin,
Auburn, California 95603	Bergh & Dawe
Attention: Diane R. Demarest,	2020 East First Street, Suite 500
Senior Vice President	Santa Ana, CA 92705-4033
Phone: (530) 888-2900	Phone: (714) 547-2444
Facsimile: (530) 888-2952	Facsimile: (714) 835-2889

Any Party may change its notice information by written notice given to the other Party in accordance with this Section.

15.04	Entire Agreement. This Agreement, the Exhibits, the Network Operating Regulations and all other matters incorporated by reference herein or therein constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces in their entirety any and all prior agreements between the Parties with respect to such subject matter, either oral or in writing.

15.05	Waivers. No course of dealing and no failure by a Party to enforce any provision of or to exercise any right under this Agreement shall be construed as a waiver of such provision or right or affect the validity of this Agreement or limit, prevent or impair the right of any Party subsequently to enforce such provision or exercise such right. The waiver by a Party of any breach or default of this Agreement by the other Party shall be in writing, and will not operate or be construed as a waiver of any subsequent or other breach or default.

15.06	Assignability, Binding Effect. This Agreement shall not be assignable by Company without the prior written consent of Bank. This Agreement shall be assignable by Bank without the consent of Company. Subject to the preceding sentences, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

15.07	Amendments. Except as specifically provided elsewhere in this Agreement, no amendment to this Agreement shall be effective or bind any Party unless set forth in writing and signed by the duly authorized representatives of the Parties.

15.08	Headings. Titles and headings preceding the text of sections and paragraphs of this Agreement have been inserted solely for convenience of reference and shall neither constitute a part of this Agreement nor affect its meaning, interpretation or effect.

15.09	Arbitration.

(a)	Arbitration Proceedings. Notwithstanding anything to the contrary contained herein, upon the demand of either Party, whether made before or after the initiation of legal proceedings, but not more than thirty (30) days after service of process for such proceeding, any Dispute shall be resolved by binding arbitration administered by the AAA in accordance with its Arbitration Rules for Commercial Financial Disputes in effect at the time, including, if applicable, the Supplementary Procedures for Large, Complex Disputes, but excluding the use of the Expedited Procedures (as modified, the “AAA Rules”). Arbitration shall be governed by the Federal Arbitration Act and shall be conducted in Anaheim, California . Judgment upon any award rendered may be entered in any court having jurisdiction. The award of the arbitrators shall specify in writing the factual and legal bases for the award. All awards shall be based on the Parties’ actual damages and the arbitrators shall have no authority to award punitive damages. The Parties agree to keep all Disputes and arbitration proceedings hereunder confidential. If a Party fails to answer or otherwise acknowledge a demand to arbitrate a Dispute in accordance with the AAA Rules, the arbitrators shall enter an award without a hearing in favor of the Party demanding the arbitration. The Parties understand and agree that no Dispute decided by arbitration may later be pursued before a court except for the purpose of enforcing (i) compliance with this arbitration provision, or (ii) a final decision by the arbitrators.

(b)	No Limitation on Remedies. This provision shall not limit the right of any Party to seek equitable relief, or to exercise any self-help or other rights or remedies available pursuant to the express terms of this Agreement.

(c)	Costs and Expenses. The arbitrators may make an award of attorney fees and expenses of arbitration proceedings if permitted by law. Any Party who refuses to submit to arbitration as requested or who refuses to comply with the award rendered by arbitrators or the court shall bear the reasonable costs and expenses of enforcement or compliance, whether incurred in connection with arbitration or judicial proceedings.

15.10	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

15.11	Severability. The provisions of this Agreement will be deemed severable, and if any provision of this Agreement is held illegal, void or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not be affected, but will remain binding in accordance with their terms.

15.12	Expenses. Subject to Section 15.09(c) above, in any proceeding or other attempt to enforce, construe or to determine the validity of this Agreement, the non-prevailing Party will pay the reasonable expenses of the prevailing Party, including reasonable attorneys’ fees and costs, expert witness fees, fees of consultants and court costs incurred in connection therewith.

15.13	Employment of Agents. Bank in its sole discretion may engage agents, including, without limitation, its Affiliates and the Network Organizations, to perform part or all of its obligations under this Agreement at any time without the consent of Company; provided however that such action shall not affect Bank’s obligations to Company hereunder.

15.14	Relationship of the Parties. The Parties to this Agreement are independent contractors. The Parties expressly acknowledge and agree that it is not their intention or purpose hereunder to create, nor shall this Agreement be construed as creating any type of partnership, joint venture, employer/employee relationship, franchise, or agency between the Parties. Neither Party to have any authority to act, or attempt to act, or represent itself, directly or by implication, as an agent of the other or in any manner assume or create, or attempt to assume or create, any obligation on behalf of or in the name of the other.

15.15	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Agreement.

15.16	Facsimile Signature. This Agreement may be executed by facsimile signature and a facsimile signature of this Agreement shall constitute an original signature.

15.17	Consent to Jurisdiction; Venue; Service of Process. Each Party submits to personal jurisdiction in the State of California for the enforcement of the provisions of this Agreement and irrevocably waives any and all rights to object to such jurisdiction for the purposes of litigation to enforce or interpret any provision of this Agreement. Each Party agrees that any action, suit or proceeding initiating or involving any Party to enforce or interpret this Agreement shall be brought in a state or federal court in the City of Anaheim and County of Orange, California. Each Party hereby irrevocably waives any objection which it may have to the laying of the venue of any such action, suit or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. In the event either Bank or Company at any time does not maintain a registered agent for service of process in the State of California, each Party hereby appoints the Secretary of the State of California as its agent for service of process; provided, however, each Party shall deliver to the other Party in accordance with the notice requirements of this Agreement a copy of any such service of process made upon the Secretary of the State of California. Bank and Company hereby consent that service of process in any action, suit or proceeding may be made by service upon the aforesaid agent for service of process, by personal service upon the Party being served, or by delivery in accordance with the notice requirements of this Agreement.

15.18	Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY ISSUE, CLAM, COUNTERCLAIM OR OTHER CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT, BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER AGREEMENT OR DEALINGS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

In WITNESS WHEREOF, the Parties have executed this Agreement as of the last date written below.

BANK: U.S. BANK, N.A.

By:	/s/ Illegible

Name:	Illegible
Title:	Illegible

Effective Date:	12/31/01

COMPANY: PLACER SIERRA BANK

By:	/s/ JOAN MAYEAUX

Name:	Joan Mayeaux
Title:	Senior Vice President

Effective Date:	December 31, 2001

EXHIBIT A

to NETWORK SERVICES AGREEMENT

between

U.S. BANK and PLACER SIERRA BANK

EFT AUTHORIZATION

Services Rendered:

•	☒☒ Sponsored Membership to Cirrus

•	☒☒ Amexco Program Participation

•	☒☒ Sponsored Membership to Plus

A.	EFT PROCESSING SERVICES

1.	Authorization. In accordance with the agreed upon authorization method, and the Cardholder data supplied by the Company, Bank will authorize and deny transaction activity initiated by the Company’s Cardholders at ATM and POS terminals.

2.	Dial-Up Terminal Driving. Bank shall provide electronic links between Company’s terminals and the Bank switch to facilitate the operation and transaction routing in a dial-up environment.

3.	Gateway Services. Bank shall provide to the Company electronic links to regional and national Networks as set forth in Section C below and as Section C may be amended from time to time.

4.	Leased Line Terminal Driving. Bank shall provide electronic links between Company terminals and the Bankswitch to facilitate the operation and monitoring of Company ATMs.

5.	Reporting. Bank shall provide a variety of reports available on a daily, weekly and/or monthly basis, including: settlement information, maintenance activity, ATM performance, cardholder activity and specialized report requests. Reports shall be distributed through remote job entry, hardcopy, microfiche and datamover. Log reports, critical to investigation of Company inquiries, can be viewed on-line.

6.	Surcharge/Service Charge Support. Bank shall support surcharging of fixed amounts and associated terminal messages required by the Networks. Bank shall provide reports necessary to track income and automated interfaces to host systems in order for Company to meet service charge requirements.

7.	Transaction Processing. Bank shall provide base transaction processing, which includes: authorization; placing holds on accounts; transaction posting and settlement; and availability of stand in services.

8.	Transaction Settlement Processing. Bank shall offer “Single Point Settlement” by which Bank shall settle the net difference between debits and credits for transactions each day. This includes transactions processed through each Network to which Bank has Gateway connections.

9.	24 -Hour Monitoring. Bank hotline group shall provide monitoring services 24 hours a day, seven days a week. This service varies by type of telecommunications solution used by the Company.

B.	SPONSORED MEMBERSHIPS

1.	Sponsorship. Bank has developed and owns certain computer programs and equipment (“Access Equipment”) used to provide Company with access to each of Cirrus, Plus and/or Amexco Networks (each a “Membership Network”). Bank desires to provide and Company desires to accept Sponsored Membership so that Company may use the Access Equipment to interface with the Membership Network.

2.	Settlement. Bank shall initiate settlement of Membership Network transactions each day to Company. Company shall maintain appropriate settlement accounts according to the operating procedures established by Bank as the same may be amended from time to time.

3.	Incorporation of Membership Network Operating Rules. Company acknowledges receipt of a copy of Membership Network’s operating Rules and agrees to be bound by said Rules as they may be amended from time to time. Company further agrees to promptly discharge all duties and liabilities which are imposed upon it by Membership Network’s operating Rules.

4.

Indemnification. With respect to Sponsored Membership, Company shall be responsible for any and all loss resulting from any transaction initiated by a Card issued by Company or its affiliates except to the extent that such loss was caused by the malfunction of an ATM for which another member of Membership Network is responsible. Company shall be responsible for any and all loss resulting from the malfunction of an ATM for which it is responsible. Company shall indemnify Bank and hold Bank harmless from any and all loss for which Company is liable under this paragraph or under the Membership Network operating Rules. Company shall indemnify Bank against any loss including attorneys fees and expenses) arising out of the failure of Company to meet its

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obligations pursuant to the Sponsored Membership or under the Membership Network operating Rules as amended from time to time.

5.	Compliance with Applicable Law. With respect to the Sponsored Membership, Company shall be solely responsible for its compliance with any and all federal, state, local statutes and regulations applicable to its ownership and operation of ATMs, its participation in the Membership Network and its utilization of the service of Bank in connection therewith, including without limitation any disclosure of other obligations under Regulation E of the Federal Reserve Board of Governors, the Electronic Funds Transfer Act and all analogous state laws and regulations.

6.	Termination. Either party may terminate the Sponsored Membership without cause upon six (6) months prior written notice to the other. Company acknowledges that in the event the Sponsored Membership is terminated in accordance with the foregoing, Company’s membership in the Membership Network shall terminate contemporaneously therewith unless Company has obtained a new sponsor.

In the event that Company breaches any of its obligations under the Sponsored Membership including Company’s obligation to abide by the Membership Network operating Rules, Bank shall have the right to terminate the Sponsored Membership immediately upon the provision of written notice to Company.

C.	NETWORKS

Company elects to connect through Bank interface with the following Network Gateways:

N/a	AFFN	N/a	MAC 3RD PARTY
N/a	ALASKA OPTION	N/a	MAGICLINE
☒☒	AMEXCO	N/a	MONEY STATION
N/a	BANKMATE	N/a	NYCE
N/a	CASHSTATION	N/a	PLUS
N/a	CREDIT UNION 24	☒☒	PLUS DUALITY
☒☒	CIRRUS	N/a	PRESTO-PUBLIX
N/a	CUIG	N/a	PULSE
☒☒	DISCOVER	N/a	SHAZAM
N/a	EXCHANGE/ACCEL	N/a	STAR WEST
☒☒	EXPLORE/STAR	N/a	TYME
N/a	HONOR	☒☒	VISA ATM
N/a	MAC	☒☒	VISANET

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D.	FEES

1.	Sponsored Memberships. Bank shall charge and reimburse Company for services of the Membership Network that Company uses as set forth in Section C above. Fees may be adjusted from time to time as determined by either the Membership Network or Bank. In the event that changes are initiated by Membership Network, such change shall be effective on the date defined by Membership Network. In the event that changes are initiated by Bank and such changes result in an increased fee to Company, such increase shall be effective upon ninety (90) days prior written notice to Sponsor.

SERVICE	RATE	PER ITEM	MINIMUM

CONVERSION AND ONE TIME FEES

CONVERSION SUPPORT FEE REBATE	$***	CREDIT TO PLACER SIERRA BANK
GATEWAY/ON-LINE PROCESSOR - STD X9.5	WAIVED	PER HOUR, NOT TO EXCEED $***
GATEWAY/ON-LINE PROCESSOR - NON STD	WAIVED	PLUS $*** PER HOUR OVER 50 HRS
TRAVEL EXPENSES ( OUT OF POCKET)	WAIVED

STANDARD PROCESSING FEES

LEASED LINE ATM & ONLINE POS TRANSACTIONS *
TRANSACTIONS - ALL	$***	PER TRANSACTION	$*** MONTHLY MINIMUM

*   TRANSACTION FEE INCLUDES: GATEWAY ACCESS TO CIRRUS, PLUS, VISA, MC, AMEXCO, DISCOVER & ONE OTHER REGIONAL NETWORK; POSITIVE BALANCE AUTHORIZATION; ONE DAILY BALANCE FILE REFRESH; ONE DAILY ACH TRANSMISSION; & CRT TERMINAL TRANSACTIONS

DIAL UP - ATM TRANSACTIONS	$***	PER TRAN

AUTOMATED SETTLEMENT & ADJUSTMENTS	ASAP TRANS	MANUAL
ASAP CLOSED NS TRANSACTIONS	$***	$***	PER ITEM
ASAP CLOSED TRANSACTIONS	$***	$***	PER ITEM
ASAP ERROR	$***	N/A	PER ITEM

ATM MONTHLY SUPPORT FEES
ATM TERMINAL SUPPORT (LEASED LINE OR DIAL-UP WITH MONITORING)	$***	PER ATM
ATM TERMINAL SUPPORT (DIAL-UP WITHOUT MONITORING)	$***	PER ATM
WEB-BASED ADMINISTRATIVE ACCESS	$***	PER PC

CARD MANAGEMENT
CARD POSTAGE	PASS THRU
CARD TRANSMISSION FEE	$***
PIN MAILERS	$***
PIN POSTAGE	PASS THRU
REISSUE-CARDS		TO BE QUOTED
REISSUE-PINS		TO BE QUOTED

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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OPTIONAL SERVICES

ADMINISTRATIVE
DELIVERY/POSTAGE/GROUND TRANSPORTN	PASS THRU
THIRD PARTY AUDIT REVIEW	$***	PER COPY
ACH POSTING TAPES	$***	PER TAPE
COMPANY REQUESTED TRAINING	$***	PER DAY, +	EXPENSES
CUSTOM PROGRAMMING	$***	PER HOUR
RESEARCH FEE (IN EXCESS OF 30 DAYS)*	$***	PER HOUR
* THERE IS A 30 MINUTE MINIMUM FOR RESEARCH REQUESTS

REPORT OPTIONS
CAF REPORT	$***	PER REPORT
CAF TAPE	$***	PER TAPE
CAF/CMF COMBINED REPORT	$***	PER REPORT
CMF REPORT	$***	PER REPORT
CMF TAPE	$***	PER TAPE
SPECIAL REPORTS	$***	PER HR PROG + $*** SETUP PER REPORT
RAW DATA FILE	$***	PER MO + TRANSMISSION COSTS

OTHER SPECIAL SUPPORT SERVICES
BILINGUAL SCREEN SUPPORT FEE	$***	PER ATM
ON-LINE PROCESSOR	$***	PER MONTH
MULTIPLE ACCOUNT ACCESS	$***	PER MO
ATM LOCAL SURCHARGING SUPPORT	$***	PER TRAN	$*** PER ATM
ATM HOST SURCHARGING SUPPORT	$***	PER TRAN	$*** PER ATM
FULL STATEMENT PRINT	$***	PER STATMT
MINI STATEMENT PRINT	$***	PER STATMT
OTHER REGIONAL NETWORKS	$***	PER MONTH	PER NETWORK

SET UP FEES (POST CONVERSION)
ATM DEPLOYMENT/REDEPLOYMENT FEE	$***	PER ATM
ATM FEATURE SET-UP	$***	PER ATM
ATM SCREEN GROUP CHANGE	$***	PER GROUP
BILINGUAL SCREEN SETUP	$***	PER GROUP
ADMINISTRATIVE TERMINAL SET-UP	$***	PER CRT
DATAMOVER SET-UP FEE	$***	PER FIID
FILE MERGERS	$***	+ $*** PER HR SPEC. PROGRAMMING
GATEWAY SETUP FEE	$***	PER GATEWAY
MULTI MARKETING MESSAGE SET-UP	$***	PER SET UP
OPTIONAL RECEIPT SET-UP	$***	PER SET UP
SURCHARGING ROUTINE SET-UP	$***	PER FIID
INTERACTIVE ATM CHANGE	$***	PER ATM
BANK ACQUISITION/PROJECT MANAGEMENT	TO BE QUOTED

DECONVERSION FEES
DECONVERSION SUPPORT FEE	$***	PER FIID
ATM DISCONNECT FEE	$***	PER ATM

IN ADDITION TO DECONVERSION FEE, COMPANY WILL PAY ALL THIRD PARTY CHARGES INCLUDING ATM, MODEM & LINE DISCONNECT FEES.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5

SERVICE	RATE	PER ITEM

TELECOMMUNICATIONS SERVICES

MONTHLY TELECOMMUNICATIONS FEES
PACKET SWITCHING COM FEE	***	PER MINUTE
SPECIAL PROCESSOR LINE (POINT TO POINT)	$***	PER MONTH
SPECIAL PROCESSOR LINE (SHARED)	$***	PER MONTH
LINE RENTAL	$***	PER DROP
DIAL BACK-UP	$***	PER MONTH

TELECOMMUNICATIONS ONE TIME FEES
ATM LINE INSTALL - REGULAR (>= 45 BUSINESS DAYS)	$***
ATM LINE INSTALL - EXPEDITED (< 45 BUSINESS DAYS)	$***
ATM DISCONNECT FEE	$***	PER ATM
BACK END/ INTERCEPT PROCESSOR LINE INSTALL - REGULAR	$***
BACK END/ INTERCEPT PROCESSOR LINE INSTALL - EXPEDITE	$***
LINE DISCONNECT FEE	$***	PER DROP
MODEM INSTALL	$***	PER MODEM
MODEM DISCONNECT	$***	PER MODEM

EQUIPMENT AND SOFTWARE SALES
CABLES AND CONNECTORS	TBD
DIGITAL DSU’S	$***	PER DSU
MODEM MAINTENANCE (ATT)	$***	ANNUAL PER UNIT
MODEM PURCHASE	$***	PER MODEM
MODEM SPLITTER - 4 PORT	$***	PER SPLITTER
MODEM SPLITTER - 8 PORT	$***	PER SPLITTER
OUTSIDE VIEW SOFTWARE (WebAdmin)	PASS THRU

LEASING
ATM MODEM LEASE	$***	PER UNIT PER MO
DIGITAL DSU LEASE	$***

REPORT OPTIONS
HTTP	$***	PER 100 LINES
DATAMOVER TRANSMISSION OUT	$***	PER 100 LINES
DATAMOVER TRANSMISSION RJE	$***	PER 100 LINES
DATAMOVER - REPORT	$***	PER MONTH
MICROFICHE ORIGINAL	$***	PER SHEET
MICROFICHE COPY	$***	PER SHEET

IN ADDITION TO THE FEES AND CHARGES SET FORTH IN THIS ADDENDUM, COMPANY AGREES TO PAY ALL FEES, CHARGES, PENALTIES, FINES, ASSESSMENTS AND ADDITIONAL OR INCREASED COSTS OF ANY NATURE AS MAY BE CHARGED BY MASTERCARD OR VISA OR BY ANY THIRD PARTY OR AS MAY BE OTHERWISE INCURRED BY BANK IN CONNECTION WITH THE MATTERS CONTEMPLATED BY THIS AGREEMENT, WHETHER CHARGED OR INCURRED BY BANK EITHER DIRECTLY OR INDIRECTLY.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

6

EXHIBIT B

to NETWORK SERVICES AGREEMENT

Between

U.S. BANK and PLACER SIERRA BANK

•	N/a MasterMoney Transaction Processing Services

•	☒☒ VISA CheckCard Transaction Processing Services

•	☒☒ Hot Card Service

•	☒☒ Fraud Monitoring Service Bureau

•	N/a Fraud Monitoring Licensing Agreement

A.	COMPANY SERVICES

1.	Off Line Debit Processing Services

a)	Provision of Services. Bank shall provide to Company the off-line debit transaction processing services as set forth below (the “Off-line Debit Processing Services”), as may be amended from time to time as necessary to comply with the Rules. Bank shall provide such Off-line Debit Processing Services in accordance with Bank procedures and standards as such procedures and standards exist from time to time. Off-line Debit Transaction Processing Services may be provided directly by Bank or through third parties selected by Bank.

b)	Processing Services for Issuers. Bank shall provide to Issuers processing services by which a Merchant shall obtain authorization for a specified amount prior to completing a Transaction (“Authorization”) in accordance with Authorization policies and procedures established by Bank, the Card Associations and Company.

c)	Exchange of Card Transaction Data. Following Authorization of a Transaction, Bank shall receive incoming Transactions and submit to the central computer switching system for the exchange of Card Transaction data between Merchants and Issuer (Debit Interchange) for settlement and collection.

d)	Processing. Bank shall debit and credit Company Operating Account via ACH and generate monthly detail to Company as set forth in this Agreement.

e)	Chargebacks and Adjustments. Bank shall perform back room processing for retrieval requests and Chargebacks. Bank shall effectuate Adjustment and Chargebacks to Company Operating Account by means of ACH debits and credits

f)	Reports. Bank shall prepare management and operational reports in accordance with Bank’s standard formats, as they exist from time to time.

2.	Hot Card Service. Bank agrees to provide to Company a service through which Company’s Cardholders may report any of their Cards as lost or stolen (“Hot Card Service”). Reports of lost or stolen Cards by Cardholders to the Hot Card Service (“Reports”) shall be made to an “800” number provided by Bank to Company. When Bank receives a Report, Bank shall record such information as is supplied by the Cardholder in accordance with Bank’s policies and procedures. Bank shall have no liability whatsoever to Company or to any third party and, as between Bank and Company, Company shall be solely liable to any third party (including without limitation any Cardholder), for any failure by Bank to record the information reported by Company to the Hot Card Service.

3.	Fraud Monitoring Services.

a)	Fraud Monitoring Service Bureau. Bank shall provide the following fraud monitoring services (collectively, the “Fraud Monitoring Services”) to Company:

(1) Bank will use reasonable commercial efforts to process transactions conducted with an off-line debit card through the Base 24 PRM neural fraud management system and related software (“Fraud Monitoring System”). Such transactions include: (a) all pre-authorizations processed through the VISA or MasterCard system; (b) all international completions under five hundred dollars ($500) which are processed through the VISA and MasterCard system; and (c) if Bank also provides ATM authorization processing, all ATM transactions (including balance inquiries, withdrawals, deposits, denials and transfers). All transactions processed through the Fraud Monitoring System will receive a “score” that will predict the likelihood that the transaction is fraudulent. Bank shall determine a score level for the transactions, at or above which Bank will provide Fraud Monitoring Services to Company regarding transactions that score at or above the score level.

(2) Bank will use reasonable commercial efforts to notify Company, via facsimile (sent to a number provided by Company to Bank for purpose of Fraud Monitoring Servicing), of any transaction that scores at or above the score level. Each such notification shall be referred to as a “Fraud Alert” and will consist of a facsimile cover page and a printout of the alert screen generated by the Fraud Management System. Fraud Alerts will be sent to Company on an hourly basis. A facsimile confirmation report showing the facsimile sent and received will constitute a completed notification to the Company of a Fraud Alert regarding any transaction that scores at or above the score level.

(3) Bank will use reasonable commercial efforts to provide Company on a weekly basis with a report summarizing the prior weeks activity, including the total number of Fraud Alert notifications for the prior week and the total dollar amount of the transactions for which such Fraud Alert notifications were provided during the prior week.

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(4) Bank will provide the Fraud Monitoring Services described in Section 3(a)(l) through (3) above only between the hours of 9:00 a.m. through 9:00 p.m. Pittsburgh, Pennsylvania time on each Business Day, or at such other time or times as Bank may designate from time to time in a written notice to Company. Bank will not be obligated to provide Fraud Monitoring Services to Company at any other time. Bank’s obligation regarding Fraud Monitoring Services will be limited to providing Fraud Alert notifications to Company for any transactions that score at or above the score level. Bank will not contact any Cardholder or other third party with respect to such transactions.

b)	Fraud Monitoring Licensing.

(1) Bank will use reasonable commercial efforts to process transactions conducted with an off-line debit card through the Fraud Monitoring System. Such transactions include (a) all pre-authorizations processed through the VISA or MasterCard system; (b) all international completions under $500 which are processed through the VISA and MasterCard system; and (c) if Bank also provides ATM authorization processing, all ATM transactions (including balance inquiries, withdrawals, deposits, denials and transfers). All transactions processed through the Fraud Monitoring System will receive a “score” that will predict the likelihood that the transaction is fraudulent.

(2) Bank hereby grants to Company, to the fullest extent permitted under the licensing agreement (“Licensing Agreement”), and Company accepts from Bank, a limited, personal, non-transferable and non-exclusive right and license to use the BSE 24 PRM Graphical User Interface (“GUI”) software application. The GUI may be installed on any number of Company Workstations for a limited term (period of time) subject to the terms and conditions of the License Agreement. Company is authorized to use the GUI solely to process transactions made available by Bank through the Fraud Monitoring System.

(3) Bank will provide the Fraud Monitoring Services described in paragraphs 3(b)(1) through (2) at such time or times as Bank may designate from time to time in a written notice to Company. Bank will not be obligated to provide Fraud Monitoring Services to Company at any other time. Bank’s obligation will be limited to providing Fraud Monitoring Services to Company. Bank will not contact any Cardholder or other third party with respect to such services. Notwithstanding any other provisions of this Addendum, Bank’s obligation to provide Fraud Monitoring Services under this Addendum shall be terminated immediately upon the termination of Bank’s agreement for Fraud Monitoring services with Applied Communications, Inc. Bank also may terminate its obligations to provide Fraud Monitoring Services under this Agreement as provided in the Agreement or at any other time for any reason upon thirty (30) days prior written notice to Company.

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B.	COMPANY RESPONSIBILITIES

1.	Covenants and Warranties. Company covenants and warrants that it: (a) is duly authorized by the Card Association to be an Issuer; (b) it, as Issuer, is duly authorized to perform the Off-line Debit Issuing Activities as set forth above, as may be amended from time to time as necessary to comply with the Rules; (c) it has full power and authority under the Rules to execute, deliver and perform this Agreement; (d) it is and shall remain in compliance with the Rules in connection with each aspect of its performance of the terms of this Addendum; and (e) if at any time during the term of this Addendum Company should not be duly authorized as an Issuer, Company shall so notify Bank and upon such failure to be duly authorized as an Issuer, this Addendum shall terminate upon such date as shall be determined by Bank.

2.	Card Issuing. Company is responsible for: (a) establishing pre-approval policies for mass issuance of Cards; (b) establishing ongoing Company approval/denial issuance procedures; (c) obtaining all data processing necessary for preparing Cards in accordance with Company’s Card order; (d) embossing/encoding of Cards; (e) formatting and printing of forms as required for Card issuance and for Transactions; and (f) generating and distributing Personal Identification Number (“PIN”) to each Cardholder.

3.	Hot Card Activity. Company shall be responsible for: (a) providing Bank with an active telecopier number at the Company’s principal place of business to which Bank shall provide facsimiles of the Reports to Company; and (b) validating and monitoring Reports provided to it by Bank.

4.	Fraud Monitoring.

a)	Fraud Services Bureau. Company is responsible for taking any action it deems necessary to investigate or confirm the fraudulent nature of any transaction regarding which Company received a Fraud Alert notification from Bank. Company will notify Bank of any Transaction that is confirmed to be fraudulent.

b)	Fraud Monitoring Licensing.

(1) Company shall pay Bank the fees for the Fraud Monitoring Services as set forth in, and in accordance with the payment terms and conditions set forth herein.

(2) Company is responsible for taking any action it deems necessary to investigate or confirm the fraudulent nature of any transaction regarding which Company received a Fraud Alert notification from Bank. Company will notify Bank of any transaction that is confirmed to be fraudulent.

5.	Collections from Cardholders. Company shall be solely responsible for the collection from its Cardholders of the amount of any Transaction.

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6.	Delivery of Data. Company shall be solely responsible for the timely delivery of all data and the receipt of completed services in accordance with this Agreement and the Rules. Company shall be solely responsible and Bank shall not be responsible for any delays in such delivery or for any loss or damage of materials during or as a result of such delivery nor shall Bank have any obligation to complete or correct data submitted by Company for processing.

7.	Cardholder Monitoring. All Cardholder monitoring and reporting required by MasterMoney and/or VISA shall be the responsibility of Company. In the event that Company becomes aware of any fraudulent activity on the part of a Cardholder, Company shall immediately notify Bank. Company shall direct Bank regarding further transactions with such a Cardholder who is holding Cards issued by Company and Bank shall incur no liability hereunder or otherwise for following such directions of Company.

8.	Card Verification. Company shall be solely liable for insuring that their check cards programs comply with the Card Verification (“CV”) standards as set forth by the Card Associations.

9.	Fraud Affecting Card Use and Terminals. Company shall be solely responsible for liability resulting from the illegal, unauthorized or fraudulent use of a Cardholder’s Card at a POS terminal or other electronic device of Company. Furthermore, Company shall be solely liable for any theft, fraud or other such losses occurring other than illegal entry into or other casualty affecting a POS terminal or other electronic device of Company.

C.	Adjustments and Chargebacks, including Representments, Mediation, Arbitration and Compliance.

1.	As between Bank and Company, Company shall be solely liable (and Bank shall have no liability therefor) for any loss or damage sustained by the Issuer, or any of the Issuer’s Cardholder with respect to which: (1) a Chargeback or Adjustment occurs; (2) a Cardholder disputes a Transaction pursuant to the Rules; (3) a Cardholder disputes a Transaction where the MasterMoney and/or VISA Off-line Debit notice as is provided by the Acquirer is illegible or where there is no Card imprint on the MasterMoney and/or VISA Notice; (4) the Transaction was in violation of any applicable Law or Rules; (5) a MasterMoney and/or VISA Notice in conformity with the Rules is not presented or a MasterMoney and/or VISA Notice is rejected and returned to Bank by an Issuer pursuant to the Rules; (6) illegal, unauthorized or fraudulent Card use at POS terminal or other electronic device of Company occurs; or (7) a Cardholder’s Card at a POS terminal or other electronic device is used for illegal, unauthorized or fraudulent purposes.

2.	Company acknowledges that under the Rules, Chargebacks, including Chargebacks resulting under the circumstances referred to in the preceding sentence, may occur in excess of any time period otherwise required by Law.

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D.	FEES

SERVICE	RATE	PER ITEM

CONVERSION & ONE TIME FEES

CONVERSION FEE - CARDS ONLY	***	PER FIID
GATEWAY/ON-LINE PROCESSOR STD X9.5	***	PER HR. NOT TO EXCEED $5,000
GATEWAY/ON-LINE PROCESSOR - NON STD	***	PLUS $250 PER HR. OVER 50 HRS.
TRAVEL EXPENSES (OUT OF POCKET)	***	PASS THRU

STANDARD PROCESSING FEES

OFF-LINE DEBIT
GATEWAY FEE	$***	PER MO
TRANSACTIONS(Completed, Denial & Reversal)	$***	PER TRAN
RAP TRANSACTIONS	$***	PER TRAN
QUARTERLY REPORTING FEES	$***	PER QTR.
OFF-LINE FLOAT ASSESSMENT		AT COST
CARD ACTIVATION	$***	PER CALL
AUTOMATED SETTLEMENT & ADJUSTMENTS
ASAP CLOSED NS TRANSACTIONS	$***	PER ITEM
ASAP CLOSED TRANSACTIONS	$***	PER ITEM
ASAP ERROR	$***	PER ITEM

MANUAL ADJUSTMENTS
CHARGEBACK	$***	PER ITEM
2ND CHARGEBACK	$***	PER ITEM
REPRESENTMENT	$***	PER ITEM
RETRIEVAL	$***	PER ITEM
COMPLIANCE & ARBITRATION	$***	PER ITEM

HOT CARD SERVICE
HOTCARDING	$***	PER CALL
MISDIRECTED CALLS	$***	PER CALL

FRAUD LICENSE FEES (SELF-SERVICE)
FRAUD LICENSE	$***	ONE TIME
FRAUD SETUP FEE	$***	ONE TIME
FRAUD FILE FIX	$***	PER HOUR
FRAUD TRANSACTION FEE	$***	PER TRAN
ACCOUNT RESIDING FEE	$***	PER CARD

FRAUD SERVICE FEES (SERVICE BUREAU)
FRAUD SETUP FEE	WAIVED	ONE TIME
FRAUD FILE FIX	$***	PER HOUR
FRAUD TRANSACTION FEE	$***	PER TRAN*
ACCOUNT RESIDING FEE	$***	PER CARD*
* Combined Minimum of $100 per month

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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OPTIONAL SERVICES

ADMINISTRATIVE
DELIVERY/POSTAGE	PASS THRU
THIRD PARTY AUDIT REVIEW	***	PER COPY
ACH POSTING TAPES	***	PER TAPE
CUSTOM PROGRAMMING	***	PER HOUR
COMPANY REQUESTED TRAINING	***	PER DAY, + EXPENSES
RESEARCH FEE (IN EXCESS OF 30 DAYS)*	***	PER HOUR
*THEREIS A 30 MINUTE MINIMUM FOR RESEARCH REQUESTS

REPORT OPTIONS
CAF REPORT	***	PER REPORT
CAF TAPE	***	PER TAPE
CAF/CMF COMBINED REPORT	***	PER REPORT
CMF REPORT	***	PER REPORT
CMF TAPE	***	PER TAPE
SPECIAL REPORTS	***	PER HR PROG+ $50 SETUP PER REPORT
RAW DATA FILE	***	PER MO + TRANSMISSION COSTS

BUSINESS CARD
BUSINESS CARD SET-UP	WAIVED	ONE TIME
BUSINESS CARD SUPPORT	***	PER MONTH

DECONVERSION FEES
DECONVERSION SUPPORT FEE	***	PER FIID

IN ADDITION TO DECONVERSION FEE, COMPANY WILL PAY ALL THIRD PARTY CHARGES INCLUDING MODEM & LINE DISCONNECT FEES.

IN ADDITION TO THE FEES AND CHARGES SET FORTH IN THIS ADDENDUM, COMPANY AGREES TO PAY ALL FEES, CHARGES, PENALTIES, FINES, ASSESSMENTS AND ADDITIONAL OR INCREASED COSTS OF ANY NATURE AS MAY BE CHARGED BY MASTERCARD OR VISA OR BY ANY THIRD PARTY OR AS MAY BE OTHERWISE INCURRED BY BANK IN CONNECTION WITH THE MATTERS CONTEMPLATED BY THIS AGREEMENT, WHETHER CHARGED OR INCURRED BY BANK EITHER DIRECTLY OR INDIRECTLY.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.